CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Transition Report of Grow Condos, Inc. (the "Registrant") on Form 10-K for the transition period ended June 30, 2014, as filed with the Commission on the date hereof (the "Transition Report"), We, Wayne A. Zallen, Chief Executive Officer, and Joann Z. Cleckner, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Transition Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Transition Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  October 14, 2014

/s/ Wayne A. Zallen
_________________________________________
Wayne A. Zallen
Chief Executive Officer

/s/ Joann Z. Cleckner
_________________________________________
Joann Z. Cleckner
Chief Financial Officer